UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 15, 2006

RAM Holdings Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

RAM Re House, 46 Reid Street, Hamilton, Bermuda		HM 12
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	441-296-6501

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 15, 2006, Mr. Keith W. Abell submitted a letter to the Board of Directors tendering his resignation from the Board of Directors effective immediately. Mr. Abell resigned because his role as Chairman of GSC Asia and his associated efforts with Tishman Speyer GSC China Fund, L.P. require him to relocate to Shanghai, China, making it impractical for him to continue his service on the Board of Directors of the Company.

(c) On August 16, 2006, the Board of Directors of the Company appointed Laryssa Yuel as the Financial Controller and Principal Accounting Officer of the Company. Ms. Yuel is thirty years old and has been employed by the Company since 2004, first as a Senior Accountant and then as Assistant Financial Controller prior to her promotion to Financial Controller in 2006. From 2001 to 2003, Ms. Yuel was an Audit senior, insurance, for KPMG Bermuda. As an Audit senior, Ms. Yuel oversaw audits of insurance companies from the planning stage through the preparation of financial statements.

(d) On August 16, 2006, on recommendation of the Nominating and Corporate Governance Committee of the Company, the Board of Directors of the Company appointed Mr. Allan S. Bufferd to fill the vacancy created by the resignation of Mr. Abell. Mr. Bufferd will serve as a Director until the next Annual General Meeting of the shareholders of the Company, when it is expected that he will be placed on the ballot for election by the shareholders. The Board also determined that Mr. Bufferd is an independent director under the requirements of the Nasdaq Global Market. Mr. Bufferd was appointed to the Risk Management Committee (formerly the Underwriting Committee) of the Board of Directors of RAM Reinsurance Company Ltd., the Company’s subsidiary. Mr. Bufferd will be compensated for service on the Board of Directors in the same manner as the other "unaffiliated directors." Mr. Bufferd will receive a retainer of $30,000 per year, $1,500 per board meeting for service on the Board of Directors of the Company and $800 per committee meeting for his service on the Risk Management Committee. In connection with his appointment to the Board of Directors, Mr. Bufferd was granted options to purchase 13,000 of the Company’s common shares under the 2006 Equity Plan of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd.

August 18, 2006	By:	Victoria W. Guest

Name: Victoria W. Guest
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Letter from Mr. Keith W. Abell, dated August 15, 2006
99.2	Press release dated August 18, 2006